Name:			Patriot Partners, LP

Address:			Patriot Partners, LP

			Bayside Executive Park
			West Bay Street and Blake Road

			Nassau, Bahamas

Designated Filer:		Compass Group Investments,
Inc.

Issuer and Ticker Symbol:	Patriot Capital Funding, Inc. (PCAP)


Date of Event Requiring Statement:	July 27, 2005

Date:  	July 27,
2005

Signature:	PATRIOT PARTNERS, LP

		By:	Coryton Management
Ltd., its general partner


		By:	___ s/Lindsey Cancino ______

Name:	Lindsey Cancino
Title:  	Treasurer


Joint Filer
Information


Name:			Wilton Funding Holdings, LLC


Address:			Wilton Funding Holdings, LLC
			Bayside Executive Park

			West Bay Street and Blake Road
			Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:	July 27, 2005

Date:  	July 27, 2005

Signature:	WILTON
FUNDING HOLDINGS, LLC


		By:	___ s/Lindsey Cancino ______

Name:	Lindsey Cancino
Title:  	Manager

Joint Filer Information



Name:			Patriot Holdings, LP

Address:			c/o Coryton Management
Ltd.
			Bayside Executive Park
			West Bay Street and Blake Road

			Nassau, Bahamas

Designated Filer:		Compass Group Investments,
Inc.

Issuer and Ticker Symbol:	Patriot Capital Funding, Inc. (PCAP)


Date of Event Requiring Statement:  	July 27, 2005

Date:  	July 27,
2005

Signature:	PATRIOT HOLDINGS, LP

		By:	Coryton Management
Ltd., it general partner


		BY:	____ s/Lindsey Cancino_______

Name: 	Lindsey Cancino
Title:  	Treasurer


Joint Filer
Information


Name:			Coryton Management, Ltd.


Address:			Coryton Management Ltd.
			Bayside Executive Park
			West
Bay Street and Blake Road
			Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:  	July 27, 2005

Date:  	July 27, 2005


Signature:	CORYTON MANAGEMENT LTD


		By:	__ s/Lindsey Cancino
_____
Name: 	Lindsey Cancino
Title:  	Treasurer


Joint Filer
Information


Name:			Compass Wilton Partners, LP


Address:			Compass Wilton Partners, LP
			Bayside Executive Park

			West Bay Street and Blake Road
			Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement: 	July 27, 2005

Date:  	July 27,  2005


Signature:	COMPASS WILTON PARTNERS, LP

By:	Navco Management, Inc.,
its general Partner


		By:	____ s/Lindsey Cancino________

Name:	Lindsey Cancino
Title:  	Treasurer




Joint Filer
Information


Name:			Concorde Wilton Holdings, LP


Address:			Bayside Executive Park
			West Bay Street and Blake Road

			Nassau, Bahamas

Designated Filer:		Compass Group Investments,
Inc.

Issuer and Ticker Symbol:	Patriot Capital Funding, Inc. (PCAC)


Date of Event Requiring Statement: 	July 27, 2005

Date:  	July 27,
2005

Signature:	CONCORDE WILTON HOLDINGS, LP

		By:	Navco
Management, Inc., its general partner


		By:	____ s/Lindsey
Cancino______
Name:	Lindsey Cancino
Title:  	Treasurer






Joint Filer Information


Name:			Navco Management, Inc.


Address:			Navco Management, Inc.
			Bayside Executive Park
			West
Bay Street and Blake Road
			Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement: 	July 27, 2005

Date:  	July 27, 2005

Signature:	NAVCO
MANAGEMENT, INC.


		By:	____ s/Lindsey Cancino_____
Name:	Lindsey
Cancino
Title:  	Treasurer

Joint Filer Information



Name:			Arthur Coady

Address:			c/o Coryton Management Ltd.

			Bayside Executive Park
			West Bay Street and Blake Road

			Nassau, Bahamas

Designated Filer:		Compass Group Investments,
Inc.

Issuer and Ticker Symbol:	Patriot Capital Funding, Inc. (PCAC)


Date of Event Requiring Statement: 	July 27, 2005

Date:  	July 27,
2005

Signature:	_s/Arthur Coady______
ARTHUR COADY